Exhibit 99.1

EMPLOYMENT AGREEMENT

EMPLOYMENT AGREEMENT dated as of 17 April 2015, by and between Coty Inc., a Delaware corporation (the “Company”), and Elio Leoni Sceti (“Executive”).

WHEREAS, the Company desires to employ Executive as its Chief Executive Officer, commencing at the Commencement Date determined as provided below;

WHEREAS, Executive is willing to commit to become the Company’s CEO in part for the opportunity to purchase on, or promptly following the execution hereof, the inducement equity interest described in Section 5 below; and

WHEREAS, the Company and Executive mutually desire to set forth the other terms and conditions under which Executive will serve the Company as its Chief Executive Officer beginning at the specified Commencement Date (as defined below).

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and for other good and valuable consideration, the parties agree as follows:

1. Employment Term. Executive’s employment by the Company hereunder shall be for a period which shall commence on July 1, 2015 or such earlier or later date as the parties hereto shall mutually agree in writing (such date hereinafter called the “Commencement Date”) and shall terminate on the fifth anniversary of such Commencement Date; provided that the term of Executive’s employment hereunder shall be automatically extended for successive one year periods unless not later than three (3) months prior to any such automatic extension, the Company or Executive shall have given notice the other party that it does not want the term hereof to be so extended. The period commencing as of the Commencement Date and ending on the fifth anniversary of the Commencement Date or such later date to which the term of Executive’s employment hereunder shall have been extended (the “Expiration Date”) is hereinafter referred to as the “Employment Term”. Notwithstanding the foregoing, the Employment Term shall terminate in any and all events upon the termination of Executive’s employment hereunder.

2. Positions. During the Employment Term, Executive shall serve as Chief Executive Officer of the Company and in such positions with the Company or any other business entity, directly or indirectly, controlled by or under common control with the Company (each, a “Group Company”) as the Board of Directors of the Company (the “Board”) shall reasonably assign to Executive. In such capacities, Executive shall carry out such duties appropriate to his status and exercise such powers in relation to the Company, any applicable Group Company and each of their respective businesses as may from time to time be assigned to or vested in him by the Board. Executive shall perform his services at one or more of the Company’s offices in New York, Paris, London or Geneva, as and on such basis as the parties shall mutually agree; provided, however, that Executive shall not be required to perform services in the United States or any other jurisdiction unless and until the parties shall have obtained all necessary visas, work permits or other documentation to permit him lawfully to provide such services in such jurisdiction. The Company may require Executive to work on a temporary basis at any Group Company location and travel to such places as may be required for the proper performance of his duties. Executive will be required to keep a complete and accurate record of the time spent performing his duties under this Agreement and the nature of those duties. Executive shall devote his best efforts to the performance of his duties hereunder and shall not engage in any other business, profession or occupation for compensation or otherwise; provided that, nothing, herein shall be deemed to preclude Executive from engaging in personal, charitable or civic activities or serving on the board of directors of a corporation or the equivalent governing body of another business entity that would not violate the covenants contained in Section 10 hereof as long as such activities, either individually or in the aggregate, do not interfere with the performance of his duties hereunder. It is agreed and understood that Executive’s continued service on the boards of directors identified in Schedule 1 hereto on which he is serving on the date hereof will not be deemed to interfere, either individually or in the aggregate, with the performance of his duties hereunder.

3. Base Salary. During the Employment Term, the Company shall pay Executive a base salary (the “Base Salary”) at the annual rate of US $1,750,000 payable in arrears, in accordance with the usual payment practices of the Company. Salary shall be inclusive of any sums receivable (and shall abate by any sums received) by the Executive as director’s fees from the Company or any other Group Company or otherwise arising from any office, held by the Executive by virtue of his employment under this Agreement. Executive’s Base Salary shall be subject to periodic review by the Board, not less frequently than annually, for possible increase and any such increased rate will thereafter be the Base Salary for all purposes of this Agreement. Under no circumstances may the Base Salary be decreased during the Employment Term.

4. Bonus. With respect to each fiscal year in the Employment Term, Executive shall be eligible for a target bonus of one-hundred percent (100%) of his Base Salary payable for such year (the “Target Bonus”) based on the achievement by the Company of performance criteria to be established by the Board (or any duly authorized committee thereof) in accordance with the Company’s annual incentive plan as established by the Board and as in effect from time to time (the “Performance Plan”). The bonus actually payable for any year may be less than the Target Bonus (including zero), if performance goals are not met, or may exceed the Target Bonus, if performance goals are exceeded, up to a maximum amount equal to 3.6 times the Target Bonus. Any amount payable as a bonus hereunder shall be paid in accordance with the terms of the Performance Plan at or about the same time bonuses are paid to the Company’s other senior executives, but not later than March 15 of the calendar year following the end of the performance period upon which such bonus is determined.

5. Inducement Equity Grant. Within 30 days following date hereof, Executive and the Company shall enter into a subscription agreement, substantially in the form attached hereto as Annex 1, and as may be amended from time to time (the “Subscription Agreement”), pursuant to which the Executive shall buy from the Company (or such other person or third party as nominated by the Company)(any such party, the “Seller”) 5,493,894 shares of a newly designated class of preferred stock of the Company

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(the “Preferred Shares”) at a purchase price (the “Purchase Price”) to be determined at or about the date of such purchase by an independent qualified professional appraisal firm selected by the Company (an “Appraiser”).

6. Executive Benefits. During the Employment Term, Executive shall be entitled to participate in the employee benefit plans generally made available to senior officers of the Company in the jurisdiction in which Executive is principally performing his duties hereunder, including, without limitation, any defined benefit pension plan and plans providing medical, dental, AD&D and life insurance coverage, on, and in accordance with, the terms and conditions specified in such plans. With respect to each calendar year during which Executive is employed by the Company and subject in each case to his continued employment through the date of grant, at or about the time that the Company makes annual grants generally to its senior officers Executive shall receive annual equity based incentive compensation awards pursuant to and in accordance with the Company’s then effective equity incentive plan and the Company’s generally applicable incentive compensation practices as in effect from time to time. Subject to the discretion of the Board (or the appropriate committee thereof) to modify the form and/or size of such award, it is currently expected that that annual grants to Executive shall be with respect to 300,000 restricted stock units, with each such unit representing the right to receive upon vesting one share of the Related Common Stock (the “Annual RSUs”), having terms and conditions established in accordance with the terms of such plan that the Board (or the appropriate committee thereof) determines to be appropriate; provided that such Annual RSUs shall remain subject to forfeiture until, and shall only become vested upon, Executive’s completion of five years of continuous service following the date of grant or Executive’s earlier termination of employment due to his death or Disability (as defined in Section 8(d)(ii) below). The Executive shall be entitled to 25 vacation days. Executive shall also be provided with the use of a company provided automobile in accordance with the policy applicable to the use of Company provided vehicles by senior officers of the Company.

7. Business Expenses. The Company shall reimburse such of Executive’s travel, entertainment and other business expenses as are reasonably and necessarily incurred by Executive during the Employment Term in the performance of his duties hereunder, in accordance with the Company’s policies as in effect from time to time. Subject to any limitations and conditions that may apply at applicable law, Executive hereby authorizes the Company to deduct from any sums owing to him (including but not limited to salary and accrued holiday pay) the amount of any sums owing from the Executive to the Company at any time.

8. Termination. Upon a termination of the Employment Term prior to the Expiration Date, Executive shall be entitled to the payments described in this Section 8.

(a) For Cause by the Company; by Executive without Good Reason. The Employment Term may be terminated prior to its scheduled expiration by the Company, subject to the provisions of this Section 8(a), for Cause (as defined below) or by Executive without Good Reason (as defined below). If the Employment Term is terminated by the Company for Cause or by Executive without Good Reason, Executive shall be entitled to receive his Base Salary through the date of termination, any Bonus that has been earned in

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accordance with Section 5 for a prior fiscal year but not yet paid, and any unreimbursed business expenses, payable promptly following the later of the date of such termination and the date on which the appropriate documentation is provided. The amounts payable under the immediately preceding sentence shall be called the “Accrued Obligations.” Executive shall also be entitled to receive any other nonforfeitable benefits that may be payable following termination of the Employment Term pursuant to the express provisions of the plans, policies and practices of the Company applicable to Executive, including any vested rights in respect of the Preferred Shares purchased under Section 5 (the “Vested Plan Benefits”), which shall be payable at the time(s) determined in accordance with such plans, policies or practices.

(b) Disability; Death. The Employment Term shall terminate prior to the Expiration Date upon Executive’s death or, at the Company’s election, if Executive incurs a Disability (as defined below). In such event, the Company shall pay Executive, his estate or his duly designated beneficiaries the Accrued Obligations and the Vested Plan Benefits. In addition, Executive shall be entitled to receive, at such time as annual bonuses for the fiscal year in which his termination occurs are determined and paid for other executives, (i) the bonus the Executive would have received under the Performance Plan in respect of the year in which his termination of employment occurs, taking into account the performance certified under the Performance Plan with respect to such year and disregarding any application of discretionary factors that would have the effect of reducing amounts earned under the Performance Plan except to the extent that such reduction does not exceed the average reduction applied to all other Performance Plan participants for such year, multiplied by (ii) a fraction, the numerator of which is the number of days in the applicable fiscal year occurring before and including the date of Executive’s termination, and the denominator of which is 365 (the “Pro-Rated Bonus”). Any amount owing to Executive under the preceding sentence shall be reduced, but not below zero, by the amount, if any, previously received under the Performance Plan in respect of such year.

(c) By the Company without Cause; by Executive with Good Reason. The Employment Term may be terminated prior to the Expiration Date by the Company without Cause or by Executive with Good Reason. If the Employment Term is terminated prior to the Expiration Date by the Company without Cause or by Executive with Good Reason, subject to Executive’s continued compliance with the covenants set forth in Sections 9 and 10 and execution of a release having customary terms and conditions, Executive shall receive (i) the Accrued Obligations, (ii) the Vested Plan Benefits, (iii) the Pro-Rated Bonus, (iv) continued payment of Executive’s Base Salary following the date of termination, in accordance with the Company’s standard payroll practices, for the number of months equal to (A) 12 plus (B) one (1) times the number of full years (not in excess of 12) of Executive’s service with the Company through the date of his termination of employment (the “Severance Benefit”), (v) payment by the Company of Executive’s cost to continue participation in the Company’s medical plans under COBRA until the earlier of (A) the expiration of Executive’s COBRA continuation period, (B) the period over which the Severance Benefit is payable and (C) such time as Executive is eligible to receive comparable welfare benefits from a subsequent employer, and (vi) any unreimbursed business expenses, payable promptly following the later of the date of such termination and the date on which the appropriate documentation is provided.

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Without limiting the generality of the foregoing, any Severance Benefits payable under this Section 8(c) will be reduced by an amount equal to (i) compensation to which the Executive may be awarded in respect of a claim brought by him for unfair dismissal or/and any other compensatory payments that might be awarded to him by any court of competent jurisdiction; and (ii) any additional compensation which the Executive may be awarded in any other country in which he works as a result of the termination of his employment or directorship with any company in the Group.

(d) Definitions. For purposes of this Agreement, the following terms shall have the following meanings:

(i) “Cause” shall mean:

(A) Executive’s willful and continued failure substantially to perform his duties under the Agreement (other than as a result of total or partial incapacity due to physical or mental illness or as a result of termination by Executive for Good Reason) which failure continues for more than 30 days after receipt by the Executive of written notice setting forth the facts and circumstances identified by the Company as constituting adequate grounds for termination under this clause (A),

(B) any willful act or omission by Executive constituting dishonesty, fraud or other malfeasance, and any act or omission by Executive constituting immoral conduct, which in any such case is injurious to the financial condition or business reputation of the Company or any of its affiliates,

(C) Executive’s indictment for a felony or the substantial equivalent thereof under the laws of the United States, any state or political subdivision thereof or any other jurisdiction in which the Company conducts business, or

(D) Executive’s breach of the provisions of Section 9 or 10.

For purposes of this definition, no act or failure to act shall be deemed “willful” unless effected by Executive not in good faith and without a reasonable belief that such action or failure to act was in or not opposed to the Company’s best interests. Notwithstanding the foregoing, the Company may not terminate the Executive’s employment hereunder for Cause unless and until (i) a determination that “Cause” exists is made by the Board, and (ii) the Executive is given at least fifteen days advance notice in writing.

(ii) Prior to a Change of Control, “Good Reason” shall mean the occurrence of any of the following events, which is not cured within 10 business days after receipt of written notice from Executive of such occurrence:

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(A) Executive’s removal from, or the Company’s failure to reelect or reappoint him to, the position of Chief Executive Officer of the Company; or

(B) a material breach by the Company of any of its obligations under the Agreement.

(iii) Following a Change of Control, “Good Reason” shall mean the occurrence of any of the following events, which is not cured within 10 business days after receipt of written notice from Executive of such occurrence:

(A) any of the events described under clause (ii) above;

(B) a material diminution in Executive’s title, position, duties or responsibilities, or the assignment to Executive of duties that are inconsistent, in a material respect, with the scope of duties and responsibilities associated with the position specified above; or

(C) the failure of the Company to continue Executive’s participation in the Performance Plan or any other incentive plan in which he shall have participated as an executive of the Company (or any successor plan thereto) on a basis that is commensurate with his position (it being understood that the sale to Executive of the Preferred Shares pursuant to Section 5 shall not be taken into account in determining whether any award following a Change of Control is commensurate with Executive’s position).

(iv) “Disability” shall mean either (A) disability as defined for purposes of the Company’s long-term disability benefit plan or (B) Executive’s inability, as a result of physical or mental incapacity, to perform the duties of the position(s) specified in Section 2 for a period of six consecutive months or for an aggregate of six months in any twelve consecutive month period. Any question as to the existence of the Disability of Executive as to which Executive and the Company cannot agree shall be determined in writing by a qualified independent physician mutually acceptable to Executive and the Company. If Executive and the Company cannot agree as to a qualified independent physician, each shall appoint such a physician and those two physicians shall select a third who shall make such determination in writing. The determination of Disability made by such designated physician in writing to the Company and Executive shall be final and conclusive for all purposes of the Agreement. The Company will pay all expenses incurred in the determination of whether Executive is Disabled.

(v) “Change of Control” shall mean:

(A) any “person” or “group” (as such terms are used in sections 13(d) and 14(d) of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”)) other than JAB Holding Company sarl and any of its affiliates (collectively, “JAB”) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act as in effect on the date hereof, except that a person shall be deemed to be the “beneficial

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owner” of all shares that any such person has the right to acquire pursuant to any agreement or arrangement or upon exercise of conversion rights, warrants, options or otherwise, without regard to the sixty day period referred to in such Rule), directly or indirectly, of securities representing 50% or more of the combined voting power of the Company’s then outstanding securities,

(B) JAB shall enter into any joint venture, joint operating arrangement, partnership, standstill agreement or other arrangement similar to any of the foregoing with any other person or group, pursuant to which such person or group assumes effective operational or managerial control of the Company; or

(C) the consummation of a plan or agreement providing (I) for a merger or consolidation of the Company, other than with a wholly-owned subsidiary, that would result in the voting securities of the Company outstanding immediately prior thereto no longer continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50 % of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (II) for a sale, exchange or other disposition of all or substantially all of the business or assets of the Company.

(e) Notice of Termination. Any purported termination of the Employment Term (other than due to Executive’s death) prior to its scheduled expiration by the Company or by Executive shall be communicated by written notice of termination to the other party hereto. For purposes of this Agreement, a “Notice of Termination” shall mean a notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination under the provision so indicated. The written notice referred to in Section 8(d)(i)(A) shall satisfy the requirements of this Section 8(e) and be effective upon receipt.

9. Inventions. Executive shall disclose promptly to the Company any discovery, improvement, design or idea (“Invention”) which, during any period of employment with the Company, is conceived, developed or perfected by Executive, either alone or jointly with another or others, and either during or outside the hours of such employment, and which pertains to any- activity, business, process, equipment, material or product in which the Company has any direct or, indirect interest whatsoever. Executive hereby grants to the Company all his right, title and interest in and to any such Invention, together with all U.S. and foreign Letters Patent that may at any time be granted therefor and all reissues, renewals and extension of such Letters Patent, any and all of which (whether made, held or owned by Executive, directly or indirectly) shall be for the sole use and benefit of the Company, which shall be at all times entitled thereto. At the request and expense of the Company, Executive will perform any act, and prepare, execute and deliver any written instrument (including descriptions, sketches, drawings and other papers), and

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render all such other assistance as in the opinion of the Company may be necessary or desirable to (i) vest full right and title to each such Invention in the Company, (ii) enable it lawfully to obtain and maintain such full right and title in any country whatsoever, (iii) prosecute applications for and secure patents (including the reissue, renewal and extension thereof), trademarks, copyrights and any other form of protection with regard to each such Invention, and (iv) prosecute or defend any interference or opposition which may be declared involving any such application or patent, and any litigation in which the Company may be involved with respect to any such Invention. The grant and the obligation set forth in this paragraph shall survive the termination of Executive’s employment, and shall be binding on Executive’s executors, administrators or assigns, unless waived in writing by the Company.

10. Non-Competition; Confidential Information

(a) Non-Competition. During the Employment Term and for the 24-month period which immediately follows Executive’s termination of employment, Executive will not, without the written consent of the Company, either as principal, agent, consultant, employee, officer, director, or otherwise, engage in any work or other activity (A) in or directly related to the specific areas or subject matters in which Executive worked during the Employment Term or (B) involving or directly related to Confidential Information of which Executive became aware or to which Executive had access during such employment. Executive shall consult the Company before entering upon any activity which might violate the provisions of this paragraph, it being understood that his activities shall be limited hereby only to the extent that such limitation is reasonably necessary for the protection of the Company’s interests for the period determined in accordance with this paragraph.

(b) Non-Solicitation. During the Employment Term and for the 24-month period which immediately follows Executive’s termination of employment, Executive shall not, directly or indirectly, knowingly, or under circumstances in which he reasonably should have known, induce any employee of the Company to engage in any activity in which Executive is prohibited from engaging by Section 8(a) above or to terminate his employment with the Company and shall not, directly or indirectly, knowingly, or under circumstances in which Executive reasonably should have known, employ or offer employment to any such person unless such person shall have ceased to be employed by the Company and such cessation of employment shall have occurred at least 12 months prior thereto.

(c) Confidential Information. Executive will not, directly or indirectly, during or at any time after the Employment Term, use for himself or others, or disclose to others, any Confidential Information, whether or not conceived, developed or perfected by Executive and no matter how it became known to Executive, unless he first secures the written consent of the Company to such disclosure or use, or until the same shall have lawfully become a matter of public knowledge. “Confidential Information” includes all business information and records which relate to the Company and which are not known to the public generally, including but not limited to technical notebook records, patent applications; machine, equipment, process and product designs including any drawings and

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descriptions thereof; unwritten knowledge and “know-how”; operating instructions; training manuals; production and development processes; production schedules; customer lists; customer buying and other customer related records; product sales records; territory listings; market surveys; marketing plans; long-range plans; salary information; contracts; supplier lists; and correspondence.

(d) Return of Records. Upon termination of employment, or at any other time upon request, Executive will promptly deliver to the Company all documents and records which are in his possession or under his control and which pertain to the Company, any of its activities or any of his activities in the course of his employment. Such documents and records include but are not limited to technical notebook records, technical reports, patent applications, drawings, reproductions, and process or design disclosure information, models, schedules, lists of customers and sales, sales records, sales requests, lists of suppliers, plans, correspondence and all copies thereof. Executive will not retain or deliver to any third person copies of any such documents or records or any Confidential Information.

(e) Specific Performance and Other Remedies. Executive acknowledges and agrees that the Company has no adequate remedy at law for a breach or threatened breach of any of the provisions of this Section 10 and, in recognition of this fact, Executive agrees that, in the event of such a breach or threatened breach, in addition to any remedies at law, the Company, without posting any bond and without notice to the Executive, shall be entitled to obtain equitable relief in the form of specific performance, temporary restraining order, temporary or permanent injunction or any other equitable remedy which may then be available. Nothing in this Agreement shall be construed as prohibiting the Company from pursuing any other remedies at law or in equity that it may have or any other rights that it may have under any other agreement.

11. Indemnification. Executive shall be entitled to indemnification by the Company in accordance with the provisions of the Company’s certificate of incorporation, bylaws, actions of the Board, as the same shall be in effect from time to time, and Executive shall be entitled to the protection of any insurance policies the Company may elect to maintain generally for the benefit of its officers and directors.

12. Miscellaneous.

(a) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without reference to its principles of conflict of laws; provided, however, that to the extent any of the obligations of the Company are assigned to a subsidiary thereof having its principal place of business in a location other than New York, the law governing the obligations of such entity shall be the law of its principal place of business.

(b) Entire Agreement/Amendments. This Agreement contains the entire understanding of the parties with respect to the employment of Executive by the Company and supersedes any prior agreements between the Company and Executive. There are no restrictions, agreements, promises, warranties, covenants or undertakings between the

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parties with respect to the subject matter herein other than those expressly set forth herein and therein. No provision in this Agreement may be amended unless such amendment is agreed to in writing and signed by the Executive and the Chairman of the Board (the “Authorized Director”).

(c) No Waiver. The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver of such party’s rights or deprive such party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. No waiver by either party of any breach by the other party of any condition or provision contained in this Agreement to be performed by such other party shall be deemed a waiver of a similar or dissimilar condition or provision at the same or any prior or subsequent time. Any waiver must be in writing and signed by the Executive or the Authorized Director, as the case may be.

(d) Severability. It is expressly understood and agreed that although Executive and the Company consider the restrictions contained in Section 10 to be reasonable, if a final judicial determination is made by a court of competent jurisdiction that the time or territory restriction in Section 8 or any other restriction contained in Section 10 is an unenforceable restriction against Executive, such provision shall not be rendered void but shall be deemed amended to apply to such maximum time and territory, if applicable, or otherwise to such maximum extent as such court may judicially determine or indicate to be enforceable. Alternatively, if any court of competent jurisdiction finds that any restriction contained in Section 10 is unenforceable, and such restriction cannot be amended so as to make it enforceable, such finding shall not affect the enforceability of any of the other restrictions contained herein. In the event that any one or more of the other provisions of this Agreement shall be or become invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions of this Agreement shall not be affected thereby.

(e) Assignment. Except as set forth herein or in Section 12(g), this Agreement shall not be assignable by either party without the consent of the other party. The Company may assign this Agreement, or all or any portion of its obligations hereunder (other than its obligations under Section 5 hereof), to any of its subsidiaries by which Executive is employed, if and to the extent that doing so is deemed beneficial to the Company and not detrimental to the Executive.

(f) Mitigation. Executive shall not be required to mitigate the amount of any payment or benefit to be provided pursuant to Section 8 by seeking other employment or otherwise and, except to the extent expressly set forth in Section 8, no such amount shall be subject to offset due to compensation provided to Executive by another employer.

(g) Successors. This Agreement shall inure to the benefit of and be binding upon the personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees of the parties hereto. The Company shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the

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Company would be required to perform it if no such succession had taken place. The Executive shall be entitled to select (and change, to the extent permitted under any applicable law) a beneficiary or beneficiaries to receive any compensation or benefit payable hereunder following the Executive’ death by giving the Company written notice thereof. In the event of the Executive’s death or a judicial determination of his incompetence, reference in this Agreement to the Executive shall be deemed, where appropriate, to refer to his beneficiary, estate or other legal representative.

(h) Communications. For the purpose of this Agreement, notices and all other communications provided for in this Agreement shall be in writing and shall be seemed to have been duly given when faxed or delivered or two business days after being mailed by United States registered or certified mail, return receipt requested, postage prepaid, addressed (A) to the Executive at his address then appearing in the personnel records of the Company and (B) to the Chairman of the Company at the Company’s then current United States headquarters, with a copy to the Company’s general counsel at the same address, or (C) to such other address as either party may have furnished to the other in writing in accordance herewith, with such notice of change of address being effective only upon receipt.

(i) Withholding Taxes. Each Group Company may withhold from any and all amounts payable under this Agreement such national, local and any other applicable taxes and other social changes as may be required to be withheld pursuant to any applicable law or regulation.

(j) Survivorship. The respective rights and obligations of the parties hereunder shall survive any termination of Executive’s employment to the extent necessary to the agreed preservation of such rights and obligations.

(k) Representations. Each party represents and warrants to the other that he or it is fully authorized and empowered to enter into this Agreement and that the performance of his or its obligations under this Agreement will not violate any agreement between his or it and any other person or entity.

(l) Arbitration. The parties agree that all disputes arising under or in connection with this Agreement, and any and all claims by the Executive relating to this employment with the Company, will be submitted to arbitration in New York, New York, to the American Arbitration Association (“AAA”) under its rules than prevailing for the type of claim in issue. To the extent that the obligations of the Company are assigned to any subsidiary with its principal location outside of New York, New York, the parties shall mutually negotiate in good faith regarding appropriate changes to the arbitration process. Notwithstanding the foregoing, any court with jurisdiction over the parties may have jurisdiction over any action brought with regard to or any action brought to enforce any violation or claimed violation of this Agreement. The parties each hereby specifically submit to the personal jurisdiction of any federal or state court located in the County of New York for any such action and further agree that service of process may be made within or without the State of New York by giving notice in the manner provided herein. Each party hereby waives any right to a trial by jury in any dispute between them. In any

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action or proceeding relating to this Agreement, the parties agree that no damages other than compensatory damages shall be sought or claimed by either party and each party waives any claim, right or entitlement to punitive, exemplary, statutory or consequential damages, or any other damages, and each relevant arbitral panel is specifically divested of any power to award any damages in the nature of punitive, exemplary, statutory or consequential damages, or any other damages of any kind or nature in excess of compensatory damages. Costs of the arbitration or litigation, including without limitation, attorney’s fees of both parties, shall be borne by the Company, provided that if the arbitrator(s) determine that the claims or defenses of the Executive were without any reasonable basis, each party shall bear his or its own costs.

(m) Compliance with Section 409A. This Agreement shall be interpreted to avoid any penalty sanctions under section 409A of the Code. If any payment or benefit cannot be provided or made at the time specified herein without incurring sanctions under section 409A of the Code, then such benefit or payment shall be provided in full at the earliest time thereafter when such sanctions will not be imposed. For purposes of section 409A of the Code, all payments to be made upon a termination of employment under this Agreement may only be made upon a “separation from service” under section 409A of the Code, each payment made under this Agreement shall be treated as a separate payment and the right to a series of installment payments under this Agreement is to be treated as a right to a series of separate payments. In no event shall the Executive, directly or indirectly, designate the calendar year of payment.

All reimbursements and in-kind benefits provided under this Agreement shall be made or provided in accordance with the requirements of section 409A, including, where applicable, the requirement that (i) any reimbursement is for expenses incurred during the Executive’s lifetime (or during a shorter period of time specified in the Agreement), (ii) the amount of expenses eligible for reimbursement, or in-kind benefits provided, during a calendar year may not affect the expenses eligible for reimbursement, or in-kind benefits to be provided, in any other calendar-year, calendar year following the year in which the expense is incurred, and (iii) the right to reimbursement or in-kind benefits is not subject to liquidation or exchange for another benefit.

(n) Delay in Payment. Notwithstanding any provision in this agreement to the contrary, if at the time of the Executive’s termination of employment with the Company (or any successor thereto), the Company (or any corporation, partnership, joint venture, organization or entity within the Company’s controlled group within the meaning of sections 414(b) and (c) of the Code) has securities which are publicly-traded on an established securities market and the Executive is a “specified employee” (as defined in section 409A of the Code and determined in the sole discretion of the Company, or any successor thereto, in accordance with the Company’s, or any successor’s, “specified employee” determination policy) and it is necessary to postpone the commencement of any severance payments or deferred compensation otherwise payable pursuant to this Agreement as a result of such termination of employment to prevent any accelerated or additional tax under section 409A of the Code, then the Company (or any successor thereto) will postpone the commencement of the payment of any such payments or benefits hereunder (without any reduction in such payments or benefits ultimately paid or provided

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to the Executive) that are not otherwise paid within the short-term deferral exception under section 409A of the Code and are in excess of the lesser of two (2) times (i) the Executive’s then-annual compensation or (ii) the limit on compensation then set forth in section 401(a)(17) of the Code, until the first payroll date that occurs after the date that is six (6) months following the Executive’s “separation from service” with the Company (or any successor thereto), as defined under section 409A of the Code. If any payments are postponed due to such requirements, such postponed amounts will be paid in a lump sum to the Executive on the first payroll date that occurs after the date that is six (6) months following the Executive’s “separation from service” with the Company (or any successor thereto), and any amounts payable to the Executive after the expiration of such six (6)-month period under this Agreement shall continue to be paid to Executive in accordance with the terms of this Agreement. If the Executive dies during the postponement period prior to the payment of the postponed amount, the amounts withheld on account of section 409A of the Code shall be paid to the personal representative of the Executive’s estate within sixty (60) days after the date of the Executive’s death.

(o) Counterparts. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

(p) Headings. The headings of the sections contained in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any provision of this Agreement. Any reference to the Executive in the masculine gender herein is for convenience and is not intended to express any preference by the Company for executives of any gender.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

EXECUTIVE

COTY INC.

By:

Name:
Title:
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Schedule 1

Anheuser-Busch InBev

Beamly (Non-Executive Chairman)

LSG Capital Holding (Chairman)

Iglo Group (including any successor thereto)

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